Product Warranties	12 Months Ended
Mar. 31, 2012
Product Warranties/Commitment and Contingencies [Abstract]
Product Warranties

10.  Product Warranties

The Company offers various warranties on its products, including a 30-year limited warranty on certain of its fibre cement siding products in the United States. A typical warranty program requires the Company to replace defective products within a specified time period from the date of sale. The Company records an estimate for future warranty related costs based on a trend analysis of actual historical warranty costs as they relate to sales. Based on this analysis and other factors, the adequacy of the Company’s warranty provisions is adjusted as necessary. While the Company’s warranty costs have historically been within its calculated estimates, it is possible that future warranty costs could differ from those estimates.

Additionally, the Company includes in its accrual for product warranties amounts for a Class Action Settlement Agreement (the “Settlement Agreement”) related to its previous roofing products, which are no longer manufactured in the United States. On 14 February 2002, the Company signed the Settlement Agreement for all product, warranty and property related liability claims associated with these previously manufactured roofing products. These products were removed from the marketplace between 1995 and 1998 in areas where there had been any alleged problems. The total amount included in the product warranty provision relating to the Settlement Agreement is US$0.8 million and US$0.9 million as of 31 March 2012 and 2011, respectively.

The following are the changes in the product warranty provision:

	Years Ended 31 March
(Millions of US dollars)	2012	2011	2010

Balance at beginning of period	$26.2	$24.9	24.9
Accruals for product warranties	13.1	9.1	8.1
Settlements made in cash or in kind	(12.3)	(7.8)	(8.4)
Foreign currency translation adjustments	-	-	0.3

Balance at end of period	$27.0	$26.2	$24.9